UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2019

MB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55341	47-1696350
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

1920 Rock Spring Road, Forest Hill, Maryland	21050
(Address of principal executive offices)	(Zip Code)

(410) 420-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment to Stilwell Standstill Agreement

On March 27, 2019, MB Bancorp, Inc. (the “Company”) entered into the Amendment to Standstill Agreement (the “Stilwell Amendment”), with Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P., Stilwell Value LLC and Joseph Stilwell (collectively, the “Stilwell Group”) and Corissa B. Porcelli, which amended the Standstill Agreement (the “Stilwell Standstill Agreement”), dated February 20, 2018, between the Company, the Stilwell Group and Ms. Porcelli (formerly known as Corissa J. Briglia).

The Stilwell Amendment provides that (i) the Board of Directors of the Company agrees to nominate Ms. Porcelli on the Company’s slate of directors at the Company’s 2019 Annual Meeting of Stockholders to serve on the Board of Directors of the Company until the Company’s 2020 Annual Meeting of Stockholders or until her successor, if any, is elected and qualified, (ii) the Board of Directors of the Company agrees to cause the Board of Directors of Madison Bank of Maryland to elect Ms. Porcelli for an additional one year term expiring at the Bank’s 2020 Annual Meeting of Stockholders, or until her successor, if any, is elected and qualified, (iii) Ms. Porcelli agrees to promptly submit her resignation as a director of the Company’s Board of Directors and the Bank’s Board of Directors in the event of the termination of the Stilwell Standstill Agreement prior to the Company’s 2020 Annual Meeting of Stockholders, and (iv) the Stilwell Standstill Agreement will remain in effect for a period expiring as of the close of business on the date of the Company’s 2020 Annual Meeting of Stockholders, provided, however, the Stilwell Group or Ms. Porcelli may terminate the Stilwell Standstill Agreement at any time after the date of the Company’s 2018 Annual Meeting of Stockholders by delivery of written notice to the Company.

The foregoing description is qualified in its entirety by reference to the full text of the Stilwell Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Thorp Standstill Agreement

On March 27, 2019, the Company entered into the Amendment to Standstill Agreement (the “Thorp Amendment”), with Jeffrey Thorp, which amended the Standstill Agreement (the “Thorp Standstill Agreement”), dated February 20, 2018, between the Company and Mr. Thorp.

The Thorp Amendment provides that (i) the Board of Directors of the Company agrees to nominate Mr. Thorp on the Company’s slate of directors at the Company’s 2019 Annual Meeting of Stockholders to serve on the Board of Directors of the Company until the Company’s 2020 Annual Meeting of Stockholders or until his successor, if any, is elected and qualified, (ii) the Board of Directors of the Company agrees to cause the Board of Directors of Madison Bank of Maryland to elect Mr. Thorp for an additional one year term expiring at the Bank’s 2020 Annual Meeting of Stockholders, or until his successor, if any, is elected and qualified, (iii) Mr. Thorp agrees to promptly submit his resignation as a director of the Company’s Board of Directors and the Bank’s Board of Directors in the event of the termination of the Thorp Standstill Agreement prior to the Company’s 2020 Annual Meeting of Stockholders, and (iv) the Thorp Standstill Agreement will remain in effect for a period expiring as of the close of business on the date of the Company’s 2020 Annual Meeting of Stockholders, provided, however, Mr. Thorp may terminate the Thorp Standstill Agreement at any time after the date of the Company’s 2018 Annual Meeting of Stockholders by delivery of written notice to the Company.

The foregoing description is qualified in its entirety by reference to the full text of the Thorp Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)   With respect to Corissa B. Porcelli, the information disclosed in Item 1.01 of this Form 8-K regarding the Stilwell Amendment to the Stilwell Standstill Agreement is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Stilwell Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

With respect to Jeffrey Thorp, the information disclosed in Item 1.01 of this Form 8-K regarding the Thorp Amendment to the Thorp Standstill Agreement is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Thorp Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)   The following exhibit is furnished herewith:

Exhibit 10.1	Amendment to Standstill Agreement, dated March 27, 2019, by and among, MB Bancorp, Inc., Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P., Stilwell Value LLC, Joseph Stilwell and Corissa B. Porcelli

Exhibit 10.2	Amendment to Standstill Agreement, dated March 27, 2019, by and between, MB Bancorp, Inc. and Jeffrey Thorp

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MB BANCORP, INC.

Date: April 1, 2019	By:	/s/	Phil Phillips
Phil Phillips
President and Chief Executive Officer